HATTERAS VC CO-INVESTMENT FUND II, LLC
(A Delaware Limited Liability Company)
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

Descriptions of Investment	Initial Investment Date	Cost	Fair Value	% of Members' Capital

Private Company:
Healthcare:
Clinipace, Inc. (1)(2)(3)
Raleigh, North Carolina
100,158 shares of
Series I Preferred Stock	Sep. 2011	500,000	188,487	13.99%
Total Healthcare		500,000	188,487	13.99%

Medical Technology:
Lineagen, Inc. (1)(2)(3)
Salt Lake City, Utah
336,117 shares of
Series B Preferred Stock	Jul. 2011	300,000	-	0.00%

Lineagen, Inc. (1)(2)(3)
Salt Lake City, Utah
266,003 shares of
Series C Preferred Stock	Nov. 2013	266,003	-	0.00%
Total Medical Technology		566,003	-	0.00%

Software:
Kollective Technology. (1)(2)(3)
Sunnyvale, California
45,670 shares of
Common Stock	Jan. 2012	-	7,764	0.58%

Kollective Technology. (1)(2)(3)
Sunnyvale, California
333,334 shares of
Series B Preferred Stock	Jul. 2010	250,000	56,667	4.21%

Kollective Technology. (1)(2)(3)
Sunnyvale, California
1,361,147 shares of
Series C Preferred Stock	Jan. 2012	480,193	231,395	17.18%

Posit Science Corporation (1)(2)(3)
San Fransisco, California
80,515 shares of
Common Stock	Dec. 2009	200,000	34,750	2.58%

Posit Science Corporation (1)(2)(3)
San Fransisco, California
21,429 shares of
Series AA Preferred Stock	Sep. 2010	11,893	9,248	0.69%

Univa Corporation (1)(2)(3)
Austin, Texas
939,541 shares of
Series I Preferred Stock	Oct. 2010	432,114	232,309	17.24%

Univa Corporation (1)(2)(3)
Austin, Texas
20,084 shares of
Series II- A Preferred Stock	Oct. 2010	32,536	80,945	6.01%

Univa Corporation (1)(2)(3)
Austin, Texas
47,853 shares of
Series II - B Preferred Stock	Oct. 2010	65,894	141,562	10.51%
Total Software		1,472,630	794,640	58.98%

Total Investments in Private Companies (United States)		2,538,633	983,127	72.97%

Other Assets in excess of Liabilities			364,089	27.03%

Members' Capital			1,347,216	100.00%

(1) Non-income producing.
(2) Portfolio holdings are subject to substantial restrictions as to resale.
(3) Non-marketable securities

The cost and fair value of restricted Private Company investments are $2,538,633 and $983,127, respectively.

The Fund classifies its assets into three levels based on the lowest level of input that is significant to the fair value measurement. The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

Valuation of Investments

Level 1 – quoted prices (unadjusted) in active markets for identical assets and liabilities

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

	Level 1	Level 2	Level 3	Total
Private Company[1]
Preferred Stock	-	-	940,613	940,613
Common Stock	-	-	42,514	42,514
Total	$-	$-	$983,127	$983,127

[1] All private companies held in the Fund are level 3 securites. For a detailed break-out of private companies by industry classifications, please refer to the Schedule of Investments.

	Preferred Stock	Common Stock	Total
Balance as of July 1, 2019	$2,195,691	$11,352	$2,207,043
Net Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	(1,255,078)	31,162	(1,223,916)
Transfers In/(Out) of Investment Categories*	-	-	-
Gross Purchases	-	-	-
Gross Sales	-	-	-
Balance as of March 31, 2020	$940,613	$42,514	$983,127

* Transfers in or out of investment categories relfect changes in investment categories and are represented by their balance at the beginning of the period.

Change in unrealized depreciation attributable to Level 3 investments held as of the reporting date is $1,223,916.

The following is a summary of quantitative information about significant unobservable input used for Level 3 fair value measurements for investments held as of March 31, 2020

Type of Investment	Fair Value as of March 31, 2020	Valuation Technique	Unobservable Input	Weighted Average	Range	Impact to valuation from an Increase in Input
Preferred Stock	752,126	Market Comparable Companies	Forward Revenue Multiple	2.25x	1.50x-3.03x	Increase
	188,487	Most Recent Capitalization	Private Financing	N/A	N/A	N/A

Common Stock	42,514	Market Comparable Companies	Forward Revenue Multiple	2.58x	2.00x-3.03x	Increase

Total Investments	983,127

Investments in private companies are generally valued using most recent capitalization technique and market comparable companies techniques. The significant unobservable input used in the most recent capitalization technique is private financing. Two significant unobservable inputs used in the market comparable companies technique is the particular type of market multiple relied upon and a discount rate. Different types of multiples (e.g., forward revenue multiple) are relied upon across the Fund’s portfolio. A significant decrease in one of these multiples in isolation would result in a significantly lower fair value measurement. A significant increase in the discount rate in isolation would result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund's convertible promissory notes are the likelihood that cash flows or shares will not be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement. The significant unobservable inputs used in the fair value measurement of the Fund's preferred and common stock are generally the financial results of privately held entities. If the financial condition of these companies were to deteriorate, or if market comparables were to fall, the value of the preferred stock or common stock in these private companies held by the Fund would be lower.

The Fund's valuation procedures have been approved by and are subject to continued oversight by the Fund's Board of Managers (the “Board”). The valuation procedures are implemented by the Adviser and the Fund's third party administrator, which report to the Board. For third-party information, the Fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Fund.